UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

Sprott | Focus Trust

FUND

Semi-Annual Report

June 30, 2026

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Sprott Focus Trust
Performance (Unaudited)

Average Annual Total Returns

As of June 30, 2026 (%)

Fund	YTD[1]	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Focus Trust – NAV Price Total Return	12.32	33.88	15.16	10.23	11.61	8.64	7.98	10.00	11/1/1996[2]
Focus Trust – Market Price Total Return	12.48	35.51	13.88	10.18	12.23	8.81	7.46	10.33	11/1/1996[2]
INDEX
Russell 3000 TR Index[3]	10.88	22.82	20.36	12.31	15.06	13.89	11.16	10.22

[1]	Not annualized; cumulative year-to-date.
[2]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. commenced acting as investment adviser to the Fund and continues to serve as such.
[3]	Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

1    |    June 30, 2026

Sprott Focus Trust
Manager’s Discussion of Fund Performance (Unaudited)

Whitney George

Dear Fellow Shareholders,

Sprott Focus Trust delivered a strong first half despite the market volatility we anticipated. FUND’s net asset value (NAV) advanced 12.32% for the six months ending June 30, 2026. Longer-term performance also remained solid, with returns of 33.88% over one year, an average annual return of 15.16% over three years and 10.23% over five years. By comparison, the Russell 3000 Index returned 10.88% (YTD), 22.82% (1 year), 20.36% (3-year annualized) and 12.31% (5-year annualized). We are pleased with our recent progress and remain confident that our longer-term results will continue to improve relative to the benchmark. Our reluctance to own high-valuation Magnificent Seven stocks and other AI (artificial intelligence)-related companies has weighed on performance against an index increasingly concentrated in those names. We cannot predict when sentiment will shift, but experience has taught us that markets eventually reprice excesses. Valuation still matters, even if it is ignored for longer than most investors expect.

In our year-end Annual Report letter, we predicted sustained market volatility driven by ongoing geopolitical conflicts, with new developments in Venezuela and Greenland adding to the mix. We did not imagine that a war involving Iran, public disputes with the Vatican and renewed questions about America’s commitment to NATO would also become part of the story. Yet here we are, more than five months into a conflict that many expected to be over in four or five weeks. With the Strait of Hormuz either closed or barely open, and global economies struggling with supply chain disruptions, we are reminded of the COVID shutdown six years ago. Equity, fixed income and currency markets seem fixated on the daily game show, “Deals and Deadlines,” somewhat of their own scripting. Markets go up, as stocks rally on the latest headline, and then we get a new adventure. Markets go down, policymakers soften their stance and deadlines are extended. It is as if financial markets are now driving geopolitics rather than reflecting future fundamentals. Wars are inflationary. The destruction of productive assets and their eventual replacement have historically imposed a permanent economic cost. Like the inflationary effects of COVID and the tariffs imposed last year, these high costs are described as transitory. We are not so sure and wonder how many more transitory inflation events it will take before the world wakes up to the likelihood that we have entered a regime of structurally higher inflation due to deglobalization and dedollarization.

The debasement trade we wrote about at the beginning of the year has paused in the wake of the conflict in the Middle East. As countries struggle to purchase essential commodities or finance their economies with little or no energy revenue, the U.S. dollar has strengthened and precious metals have corrected after reaching new highs early in the year. We are convinced that this merely reflects a pause, and not a change in trend. If anything, the war with Iran has only strengthened the fundamental forces driving demand for non-dollar assets over the medium to longer term. What gives us confidence is the growing disconnect between market sentiment and underlying fundamentals. Derivative positioning in options and futures has retreated to levels not seen since the precious metals bear market of 2013, even as central banks have resumed buying gold at the robust pace witnessed last fall. When sentiment weakens while official-sector demand remains exceptionally strong, we see an opportunity, not a reason to change our long-term outlook.

Positioning and Portfolio Activity

The first half of 2026 was a period of steady, high-quality progress for FUND. Net assets grew from approximately $287 million at year-end to $312 million by June 30, 2026, while NAV per share increased from $9.61 to $10.48, a gain of nearly 9%. The market price rose in tandem, from $8.68 to $9.48, leaving the discount to NAV broadly unchanged. What we find most encouraging, however, is the quality underlying those results. The portfolio’s weighted-average P/E declined from 12.54x to 10.45x, while weighted-average return on invested capital increased from approximately 20% to 23%, representing an unusually favorable combination. Leverage across FUND’s portfolio holdings remained steady at 1.77x, and the portfolio became modestly more concentrated, with the number of equity holdings declining from 32 to 29. Materials remained our anchor allocation at approximately 38% of assets and once again did much of the heavy lifting. The standout contributor, however, was Technology. Although it represented a small portion of the portfolio, the sector made an outsized contribution to performance, driven by our investment in Vishay Intertechnology. Our foreign exposure also increased modestly to approximately 41%, reflecting our selective conviction in opportunities outside the U.S.

Figure 1

Top 10 Positions as of 6/30/2026 (% of Net Assets)
Cal-Maine Foods, Inc.	4.8
Reliance, Inc.	4.7
CF Industries Holdings, Inc.	4.5
Nucor Corporation	4.5
Federated Hermes, Inc.	4.4
Exxon Mobil Corporation	4.4
Steel Dynamics, Inc.	4.3
Major Drilling Group International Inc.	4.2
Helmerich & Payne, Inc.	4.2
Pason Systems Inc.	4.0
Top 10 Total	44.0

Holdings may vary, and this list is not a recommendation to buy or sell any security.

2    |    June 30, 2026

Sprott Focus Trust
Manager’s Discussion of Fund Performance (Unaudited)

Figure 2

Portfolio Sector Breakdown as of 6/30/2026[1] (% of Net Assets)
Materials	38.2
Energy	15.5
Consumer Discretionary	13.6
Financial Services	10.0
Cash & Cash Equivalents	9.4
Consumer Staples	4.8
Real Estate	4.3
Industrials	3.7
Technology	0.6
Total	100.0

[1]	Sector weightings are determined using the Bloomberg Industry Classification Standard (“BICS”).

Figure 3

Portfolio Diagnostics as of 6/30/2026
Fund Net Assets	$312 million
Number of Equity Holdings	29
Trailing Annual Turnover Rate	18.15%
Net Asset Value	$10.48
Market Price	$9.48
Average Market Capitalization[1]	$5.06 Billion
Weighted Average P/E Ratio[2,3]	10.45x
Weighted Average P/B Ratio[2]	1.92x
Weighted Average Yield	2.71%
Weighted Average ROIC	23.11%
Weighted Average Leverage Ratio	1.77x
Holdings ≥75% of Total Investments	20
U.S. Investments (% of Net Assets)	59.02%
Non-U.S. Investments (% of Net Assets)	40.98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott management believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19.36% of holdings as of 6/30/2026).

On FUND’s transaction side, the headline is discipline rather than expansion. We did not initiate any new positions this half. Instead, we sharpened what we already owned. The most consequential move was with Vishay Intertechnology, our top contributor for the period, which delivered a remarkable total return of approximately 274%. Rather than let this winner run unchecked, we aggressively harvested gains, reducing the holding from 300,000 shares to just 35,000. At the same time, we materially increased our investment in H&R Block, expanding the position from 50,000 shares to 285,000 and elevating it into a meaningful top-15 holding based on its durable cash generation. We also added to Champion Iron, OR Royalties, Pan American Silver, Cal-Maine Foods and Marcus & Millichap, while trimming Nucor, Steel Dynamics, Helmerich & Payne and Major Drilling after strong share price appreciation. We exited three positions entirely: Kennedy-Wilson Holdings (previously approximately $7 million) was sold as part of its take-private acquisition, while we also exited Alamos Gold (approximately $6 million) and Cirrus Logic (approximately $2 million), redeploying that capital into higher-conviction opportunities and increasing our cash reserve to roughly 9.4% of assets. That gives us dry powder to capitalize on opportunities as they emerge. Portfolio turnover increased modestly to 18%, a level consistent with our patient, low-churn investment approach.

Figure 4

Performance Contributors and Detractors

Figure 4 shows which positions contributed and detracted the most from FUND’s aggregate performance for the six months ending June 30, 2026.

Top Contributors to Performance
Year-to-date through 6/30/2026 (%)[1]
Vishay Intertechnology, Inc.	2.94
Nucor Corporation	1.60
Steel Dynamics, Inc.	1.54
Reliance, Inc.	1.24
CF Industries Holdings, Inc.	1.17

Top Detractors from Performance
Year-to-date through 6/30/2026 (%)[1]
THOR Industries, Inc.	-0.66
Buckle, Inc.	-0.41
Pan American Silver Corp.	-0.36
Champion Iron Limited	-0.30
ASA Gold and Precious Metals Limited	-0.28

[1]	Net of dividends.

Top Contributors to Performance

As shown in Figure 4, Vishay Intertechnology was FUND’s top contributor in the first half of 2026, adding 2.94% to portfolio performance. One of the world’s largest manufacturers of discrete semiconductors and passive electronic components, Vishay serves the automotive, industrial, computing, telecommunications, military, aerospace and healthcare markets. The shares rallied on a sharp cyclical recovery. First-quarter 2026 revenue increased 17.3% year-over-year to $839 million, exceeding guidance, as the company returned to profitability, gross margin expanded to 21.0%, and its book-to-bill ratio improved to 1.34 with backlog rising to 5.7 months. Management guided second-quarter revenue to $875–$905 million, citing accelerating AI-related demand and continued

3    |    June 30, 2026

Sprott Focus Trust
Manager’s Discussion of Fund Performance (Unaudited)

progress under its “Vishay 3.0” transformation strategy. The company also announced a $750 million equity offering to capitalize on its stronger share price and accelerate growth.

Nucor Corporation was FUND’s second-largest contributor during the first half of 2026, adding 1.60% to portfolio performance, as company shares rose 37.4%. Nucor is North America’s largest steel producer and metals recycler. Nucor operates electric-arc-furnace “mini-mills” that produce carbon and alloy steel products from recycled scrap. Shares rallied after first-quarter 2026 earnings rose to $3.23 per diluted share on $9.5 billion of net sales, with the steel mills segment shipping a record 7 million tons. Management credited healthy end-market demand, recently completed capital projects and the benefits of Section 232 tariffs that helped curb steel imports. That momentum carried into the second quarter, with normalized earnings guidance of $4.50–$4.60 per diluted share.

Steel Dynamics added 1.54% to FUND’s performance, as its share price climbed 36.1% during the first half of 2026. One of North America’s largest steel producers and metals recyclers, the company delivered record first-quarter steel shipments of 3.6 million tons, driving net sales of $5.2 billion and net income of $403 million ($2.78 per diluted share), while operating income nearly doubled from a year earlier. Management guided second-quarter earnings higher to $3.51–$3.55 per share, supported by strong demand, expanding metal margins and a steel fabrication backlog extending into 2027. The commissioning of its Columbus, Mississippi, aluminum mill provides an additional long-term growth catalyst.

Reliance was FUND’s fourth-largest contributor for the period, adding approximately 1.24% to performance as its share price rose 30.3%. Founded in 1939, Reliance is the largest metals service center company in North America, distributing over 100,000 carbon steel, aluminum, stainless steel, alloy and specialty metal products to more than 125,000 customers across a broad range of industries. The stock’s strength was underpinned by a robust start to the year, with Q1 2026 net sales of $4.0 billion, record tons sold up 9.4% sequentially, and non-GAAP EPS of $5.16, up 37% year-over-year and well above the $4.50–$4.70 guidance. Additionally, the company secured two major U.S. government contracts (border wall and F-35 Joint Strike Fighter program). Management’s constructive Q2 outlook, healthy pricing and continued share repurchases further supported investor confidence.

Rounding out the top five contributors, CF Industries Holdings added 1.17% to FUND’s performance, following a 41.3% share price gain during the first half of 2026. A leading global producer of hydrogen and nitrogen products, the company benefited from exceptionally strong first-quarter results, with net earnings nearly doubling year-over-year to $615 million ($3.98 per diluted share), aided by a roughly $170 million litigation settlement gain. Operations ran above 99% of available ammonia capacity, while a Middle East supply disruption related to the Iran conflict tightened global nitrogen markets and supported pricing. Management emphasized the company’s reliable operations amid a fragile global supply chain, reinforcing a constructive outlook.

Top Detractors from Performance

THOR Industries was the FUND’s largest detractor in the first half of 2026, reducing performance by 0.66%, as its share price dropped 25.9%. THOR, the world’s largest manufacturer of recreational vehicles (RVs), faced a prolonged cyclical downturn in demand driven by high financing costs, tariffs and inflation pressures, and weak consumer confidence. Fiscal third-quarter net sales declined 3.9% to $2.8 billion, adjusted EBITDA fell 28%, and management lowered full-year earnings-per-share guidance to $3.30-$3.80 from $3.75-$4.25 while forecasting a mid-teens decline in North American retail demand.

Buckle, a specialty apparel retailer best known as a denim destination, was the FUND’s second-largest detractor, subtracting 0.41% from performance. The company’s shares lost 15.5%, a pullback that appeared to reflect a valuation reset rather than deteriorating fundamentals. First-quarter net income rose to $46.9 million ($0.93 per share) from $35.2 million a year earlier as net sales increased 6.1% to $289 million and comparable-store sales grew 5.1%. Momentum remained positive into June with comparable-store sales up 2.4%.

Pan American Silver was FUND’s third-largest detractor, reducing performance by 0.36%, a sharp reversal after ranking among the top five contributors in 2025. Operating results remained strong, with first-quarter revenue of $1.2 billion, net earnings of $456 million ($1.08 per share), free cash flow of $488 million and a record $1.6 billion cash balance, supporting an enhanced shareholder return framework. Growth projects at La Colorada Skarn and Timmins also continued to advance. We believe the 13% share price pullback during the period primarily reflected lower gold and silver prices and profit-taking following the stock’s outsized gains in 2025.

Champion Iron was FUND’s fourth-largest detractor, reducing performance by 0.30%. Despite a 30.9% decline in the share price in the first half, the company’s fundamentals continued to improve. Champion produced its first direct-reduction-quality iron ore from the DRPF Project on budget, signed its first commercial agreement, and expects inaugural shipments in the third quarter of 2026. Fiscal 2026 fourth-quarter results included $415 million of revenue, $114 million of EBITDA and a strong liquidity position of $812 million, although higher fuel and freight costs weighed on margins.

ASA Gold and Precious Metals reduced portfolio performance by approximately 0.28%. While gold and silver prices declined 7% and 18%, respectively, during the first half, company-specific governance issues dominated the period. The company’s board of directors initiated a strategic review, COO Axel Merk resigned, management transitioned toward an internal structure with Saba Capital’s support, and the company reauthorized repurchasing up to 5% of shares at a discount to NAV. The weakness followed an exceptional 2025, when ASA returned 196% and was the portfolio’s top contributor.

4    |    June 30, 2026

Sprott Focus Trust
Manager’s Discussion of Fund Performance (Unaudited)

Outlook

The first six months of 2026 unfolded in a pattern that eerily resembled the first half of 2025, but we do not expect these similarities to persist. In 2025, a strong bull market was interrupted by the “Liberation Day” tariffs, only to resume quickly as the Trump administration delayed implementation and softened its stance. This year, a strong start was interrupted by the war in Iran, with markets rebounding after the announcement of a ceasefire and a Memorandum of Understanding (MOU). Unlike last year, however, we do not believe there is a simple policy reversal that can restore the status quo. As of this writing, the ceasefire is faltering, and the MOU, despite its generous terms for Iran, has made little meaningful progress.

We believe there is a high probability the global economy is entering a period reminiscent of the stagflation of the 1970s. History never repeats exactly, but it often rhymes. Although the United States is now largely energy independent, it remains dependent on a range of critical materials, many of which are influenced by the Gulf states. Energy, fertilizer, aluminum, plastics, helium and numerous other commodities sourced from the Middle East and transported through the Strait of Hormuz are priced in global markets. We do not believe investors have fully discounted the economic damage already inflicted by the conflict, let alone the possibility that it could persist.

The other significant difference from the 1970s is leverage. At that time, U.S. debt-to-GDP was below 35%. Today, it is approximately 120%, while Japan’s exceeds 230%. Highly indebted economies are far more sensitive to inflation and interest-rate shocks, meaning relatively modest price increases can have a disproportionately large economic impact. If that proves correct, do not be surprised to see the Misery Index (the combined unemployment and inflation rate) return to the financial headlines.

With significant overweight positions in steel, energy and materials, we believe FUND is well positioned for the environment we see developing. Recent disruptions have also reinforced the strategic importance of resource security. We expect governments and businesses to place greater emphasis on securing critical materials, strengthening domestic supply chains and investing in reliable energy infrastructure, trends that we believe should benefit many of the industrial, materials and energy businesses held in FUND.

While FUND has little direct exposure to the enthusiasm surrounding AI, it does own businesses that supply many of the energy and materials required for its massive infrastructure buildout. FUND also maintains a meaningful cash position, providing flexibility to take advantage of opportunities that periods of market volatility inevitably create. At the same time, FUND continues to return capital to shareholders through quarterly distributions and share repurchases. During the first six months of 2026, FUND repurchased 612,283 shares at an average price of $9.80, for a total investment of nearly $6.0 million.

As always, we thank the outstanding support team in Toronto and my partners in Darien, Ryan McIntyre and Basia Dworak. Their dedication makes managing FUND possible. Most of all, we thank our patient, long-term shareholders for their continued trust and support. We always welcome hearing from you.

Sincerely,

W. Whitney George

Senior Portfolio Manager

July 17, 2026

5    |    June 30, 2026

Sprott Focus Trust
Performance Review (Unaudited)

Growth of $10,000 (as of June 30, 2026)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

This chart assumes an initial gross investment of $10,000 made on 10/31/1996. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when sold, may be worth more or less than their original cost.

The Russell 3000 Index is a capitalization-weighted index measuring the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Returns include the reinvestment of all dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Calendar Year Total Returns (%)

Year	Fund (NAV)
2025	23.6
2024	1.6
2023	11.8
2022	0.1
2021	22.9
2020	6.8
2019	32.7
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
Year	Fund (NAV)
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

6    |    June 30, 2026

Sprott Focus Trust
Performance Review (Unaudited)

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance as of June 30, 2026.

7    |    June 30, 2026

Sprott Focus Trust
History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance Review of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Annual distribution total $0.50		7.758	512	75,342	67,647
2024	Annual distribution total $0.60		7.479	678	76,363	66,863
2025	Annual distribution total $0.58		7.900	671	94,226	85,104
2026	Year-to-date distribution total $0.28		9.248	297	105,868	95,766
6/30/26		$7,044		10,102

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, unless otherwise indicated.
[3]	Includes a return of capital.

8    |    June 30, 2026

Sprott Focus Trust
Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), through the Internet, by telephone or in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan (the “Plan”) also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plan plus a per share fee of $0.05. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from amounts to be invested. Computershare will wait up to three business days after receipt of the check or electronic funds transfer to ensure it receives good funds and will then seek to purchase shares from optional cash purchases promptly on the investment date.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND, held by them, to Computershare, to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee plus a per share fee of $0.15 from the sale transaction. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from any sale proceeds to be paid. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43006, Providence, RI 02940-3006, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.). Computershare’s website is www.computershare.com/investor.

Are there tax consequences when participating in the Distribution Reinvestment and Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the Fund when it pays them out. You incur the tax liability in the year in which the dividends are reinvested.

9    |    June 30, 2026

Sprott Focus Trust
Schedule of Investments	June 30, 2026 (unaudited)

Security Description	Shares	Value
COMMON STOCKS (87.14%)
Consumer Discretionary (10.49%)
Automobile Components (1.30%)
Gentex Corp.	160,000	$4,043,200

Automobiles (2.53%)
Thor Industries, Inc.(a)	105,000	7,891,800

Diversified Consumer Services (3.48%)
H&R Block, Inc.	285,000	10,852,800

Specialty Retail (3.18%)
Buckle, Inc.	235,000	9,917,000

Total Consumer Discretionary
(Cost $26,439,501)		32,704,800

Consumer Staples (4.78%)
Food Products (4.78%)
Cal-Maine Foods, Inc.(a)	185,000	14,903,600
Total Consumer Staples
(Cost $10,758,751)		14,903,600

Energy (15.48%)
Energy Equipment & Services (11.10%)
Helmerich & Payne, Inc.	395,000	12,932,300
Pason Systems, Inc.(a)	1,420,000	12,345,214
SLB Ltd.	120,000	5,578,800
Smart Sand, Inc.	750,000	3,757,500
		34,613,814
Oil, Gas & Consumable Fuels (4.38%)
Exxon Mobil Corp.	100,000	13,672,000

Total Energy
(Cost $34,666,449)		48,285,814

Financials (9.96%)
Capital Markets (9.96%)
Artisan Partners Asset Management, Inc.	267,500	9,236,775
Ashmore Group PLC(a)	3,000,000	8,006,452
Federated Hermes, Inc.	250,000	13,805,000
		31,048,227
Total Financials
(Cost $23,110,291)		31,048,227

Industrials (6.85%)
Commercial Services & Supplies (3.13%)
Societe BIC SA	150,000	9,769,229

Marine Transportation (3.72%)
Clarkson PLC	210,000	11,604,580

Total Industrials
(Cost $16,966,289)		21,373,809
Security Description	Shares	Value
Information Technology (0.35%)
Electronic Equipment, Instruments & Components (0.35%)
Vishay Intertechnology, Inc.(a)	20,000	$1,075,600
Total Information Technology
(Cost $342,918)		1,075,600

Materials (34.97%)
Chemicals (8.26%)
CF Industries Holdings, Inc.	130,000	14,073,800
Westlake Corp.	160,000	11,680,000
		25,753,800
Metals & Mining (26.71%)
Agnico Eagle Mines Ltd.	62,500	9,695,625
Champion Iron Ltd.(a)	1,000,000	2,756,919
Major Drilling Group International, Inc.(a),(b)	1,220,000	12,963,440
Nucor Corp.	63,000	14,033,250
OR Royalties, Inc.	200,000	6,326,000
Pan American Silver Corp.	210,000	9,405,900
Reliance, Inc.	39,000	14,570,400
Steel Dynamics, Inc.	59,000	13,538,140
		83,289,674
Total Materials
(Cost $59,848,445)		109,043,474

Real Estate (4.26%)
Real Estate Management & Development (4.26%)
FRP Holdings, Inc.(b)	270,000	6,747,300
Marcus & Millichap, Inc.	210,000	6,545,700
		13,293,000
Total Real Estate
(Cost $11,272,405)		13,293,000

TOTAL COMMON STOCKS
(Cost $183,405,049)		271,728,324

REPURCHASE AGREEMENT (9.39%)
Fixed Income Clearing Corporation, 1.06% dated 06/30/26, due 07/01/26, maturity value $29,289,316 (collateralized by obligations of various U.S. Treasury Note, 3.88% due 03/15/28, valued at $29,874,357)		29,288,454

TOTAL REPURCHASE AGREEMENTS
(Cost $29,288,454)		29,288,454

SECURITIES LENDING COLLATERAL (0.53%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	1,653,040	1,653,040

TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,653,040)		1,653,040

See Notes to Financial Statements.

10    |    June 30, 2026

Sprott Focus Trust
Schedule of Investments	June 30, 2026 (unaudited)

Security Description	Shares	Value
CLOSED END FUND (3.25%)
ASA Gold & Precious Metals Ltd.	195,000	$10,147,800

TOTAL CLOSED END FUNDS
(Cost $4,297,444)		10,147,800

TOTAL INVESTMENTS (100.31%)
(Cost $218,643,987)		312,817,618
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.31%)		(969,051)
NET ASSETS (100.00%)		$311,848,567

(a)	Security (or a portion of the security) is on loan. As of June 30, 2026, the market value of securities loaned was $23,938,800. The loaned securities were secured with cash collateral of $1,653,040 and non-cash collateral with a value of $23,196,720. The non-cash collateral received consists of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and is held for the benefit of the Fund at or in an account in the name of the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
(b)	Non-Income producing.
(c)	Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

See Notes to Financial Statements.

11    |    June 30, 2026

Sprott Focus Trust
Statement of Assets and Liabilities	June 30, 2026 (unaudited)

ASSETS:
Investments, at Market Value (including securities on loan) (Note 9)(a)	$283,529,164
Repurchase agreements (at cost and value)	29,288,454
Foreign currencies at value	23,252
Cash	25,000
Receivable for investments sold	784,748
Receivable for dividends and interest	232,724
Receivable for securities lending income	9,453
Prepaid expenses and other assets	20,795
Total Assets	313,913,590
LIABILITIES:
Obligation to return securities lending collateral (Note 9)	1,653,040
Payable for investment advisory fee	270,335
Fund shares redeemed	41,427
Audit fees	25,703
Legal fees	5,517
Administration fees	26,431
Accrued expenses	42,570
Total Liabilities	2,065,023
NET ASSETS	$311,848,567

NET ASSETS CONSIST OF:
Paid-in capital	$191,947,989
Total distributable earnings	119,900,578
NET ASSETS	$311,848,567

INVESTMENTS (EXCLUDING REPURCHASE AGREEMENTS), AT COST	$189,355,533
FOREIGN CURRENCY, AT COST	$23,218
PRICING OF SHARES
Net Assets	$311,848,567
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	29,751,311
Net Asset Value per share	$10.48

(a)	Market Value of Loaned Securities $23,938,800.

See Notes to Financial Statements.

12    |    June 30, 2026

Sprott Focus Trust
Statement of Operations	June 30, 2026 (unaudited)

INVESTMENT INCOME:
Dividends(a)	$4,391,661
Interest	122,477
Securities lending income, net of fees	52,973
Total investment income	4,567,111

EXPENSES:
Investment advisory fees (See Note 7)	1,605,215
Custody and transfer agent fees	37,827
Stockholders reports	32,285
Administrative fees	26,431
Audit fees	25,223
Legal fees	17,114
Directors’ fees	8,130
Other expenses	23,416
Total expenses	1,775,641
Compensating balance credits	(560)
Net expenses	1,775,081
NET INVESTMENT INCOME/(LOSS)	2,792,030

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	27,206,297
Net realized gain/(loss) on foreign currency transactions	(10,769)
Net change in unrealized appreciation/(depreciation) on investments	4,352,677
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	(2,080)
Net realized and unrealized gain (loss) on investments and foreign currency	31,546,125
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,338,155

(a)	Net of foreign tax withholding in the amount of $120,391.

See Notes to Financial Statements.

13    |    June 30, 2026

Sprott Focus Trust
Statement of Changes	June 30, 2026

	Six Months Ended June 30, 2026 (unaudited)	Year Ended Dec. 31, 2025
INVESTMENT OPERATIONS:
Net investment income/(loss)	$2,792,030	$5,420,841
Net realized gain/(loss) on investments and foreign currency	27,195,528	13,420,752
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	4,350,597	35,186,710
Net increase/(decrease) in net assets from investment operations	34,338,155	54,028,303

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(8,161,211)	(17,013,152)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,331,364	11,228,933
Shares redeemed	(6,002,522)	(11,782,942)
Net increase/(decrease) from capital share transactions	(1,671,158)	(554,009)
Net increase/(decrease) in net assets	24,505,786	36,461,142

NET ASSETS
Beginning of period	287,342,781	250,881,639
End of period	$311,848,567	$287,342,781

See Notes to Financial Statements.

14    |    June 30, 2026

Sprott Focus Trust
Financial Highlights	June 30, 2026

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

For a Share Outstanding Throughout the Periods Presented	Six Months Ended June 30, 2026 (unaudited)		Year Ended Dec. 31, 2025	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.61		$8.36	$8.91	$8.49	$9.07	$8.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.09		0.18	0.17	0.18	0.13	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency	1.06		1.65	(0.11)	0.75	(0.16)	1.57
Total investment operations	1.15		1.83	0.06	0.93	(0.03)	1.73

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.08)		(0.16)	(0.18)	(0.18)	(0.10)	(0.35)
Net realized gain on investments and foreign currency	(0.20)		(0.42)	(0.42)	(0.32)	(0.44)	(0.41)
Total distributions to Common Stockholders	(0.28)		(0.58)	(0.60)	(0.50)	(0.54)	(0.76)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.02		0.05	0.05	0.02	0.01	0.06
Effect of reinvestment of distributions by Common Stockholders(a)	(0.02)		(0.05)	(0.06)	(0.03)	(0.02)	(0.04)
Total capital stock transactions	—		—	(0.01)	(0.01)	(0.01)	0.02
NET ASSET VALUE, END OF PERIOD	$10.48		$9.61	$8.36	$8.91	$8.49	$9.07
MARKET VALUE, END OF PERIOD	$9.48		$8.68	$7.32	$8.00	$7.97	$8.60

TOTAL RETURN:(b)
Net Asset Value	12.32	%(c)	23.57%	1.63%	11.84%	0.08%	22.93%
Market Value	12.48	%(c)	27.55%	(0.96)%	6.96%	(0.91)%	36.49%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.11	%(d)	0.13%	0.13%	0.15%	0.14%	0.12%
Expenses prior to balance credits	1.11	%(d)	1.13%	1.13%	1.15%	1.14%	1.12%
Net expenses	1.11	%(d)	1.13%	1.13%	1.15%	1.14%	1.12%
Net investment income (loss)	1.74	%(d)	2.09%	1.91%	2.16%	1.50%	1.70%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (‘000)	$311,849		$287,343	$250,882	$265,916	$254,194	$268,688
Portfolio Turnover Rate	12	%(c)	17%	16%	15%	20%	22%

(a)	Calculated using average shares outstanding during the period.
(b)	The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

15    |    June 30, 2026

Sprott Focus Trust
Notes to Financial Statements (Unaudited)	June 30, 2026

1. ORGANIZATION

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988. Sprott Asset Management LP and Sprott Asset Management USA, Inc. assumed investment management responsibility for the Fund following the close of business on March 6, 2015, replacing Royce & Associates, LLC, the Fund’s previous investment manager. After March 6, 2015, Sprott Asset Management LP served as investment adviser and Sprott Asset Management USA, Inc. served as sub-adviser of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund (no longer serving as investment adviser) and Sprott Asset Management USA, Inc. (the “Adviser”) began serving, and continues to serve, as investment adviser to the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies” and Accounting Standards Update 2013-08.

At June 30, 2026, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 55% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs.

Level 3 – significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16    |    June 30, 2026

Sprott Focus Trust
Notes to Financial Statements (Unaudited)	June 30, 2026

The following is a summary of the Fund’s investments as of June 30, 2026 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$271,728,324	$—	$—	$271,728,324
Repurchase Agreement	—	29,288,454	—	29,288,454
Securities Lending Collateral	1,653,040	—	—	1,653,040
Closed End Fund	10,147,800	—	—	10,147,800
Total	$283,529,164	$29,288,454	$—	$312,817,618

There were no transfers between levels for investments held at the end of the period.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Foreign Withholding Taxes Paid

The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction when material to the Fund’s financial statements. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024.

The amount of foreign withholding taxes paid during the period ended June 30, 2026 is not significant and accordingly, a disclosure of income taxes paid for the period ended June 30, 2026, is not presented.

F. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

G. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $560 for the period ended June 30, 2026.

H. Segment Reporting

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment. The Chief Compliance Officer and Chief Financial Officer of the Adviser are deemed to be the Chief Operating Decision Maker (“CODM”). The CODM is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the CODM evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolios. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines. Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

17    |    June 30, 2026

Sprott Focus Trust
Notes to Financial Statements (Unaudited)	June 30, 2026

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

4. TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

5. DISTRIBUTIONS

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on the ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

18    |    June 30, 2026

Sprott Focus Trust
Notes to Financial Statements (Unaudited)	June 30, 2026

6. CAPITAL STOCK

The Fund issued 467,860 and 1,419,551 shares of Common Stock as reinvestments of distributions for the six months ended June 30, 2026 and year ended December 31, 2025, respectively.

The Board authorized a share repurchase program, under which the Fund may purchase up to 10% of its outstanding common shares on June 5, 2026 until June 30, 2027. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the six months ended June 30, 2026 and year ended December 31, 2025:

	For the six-month period ended June 30, 2026	For year ended December 31, 2025
Dollar amount repurchased	$6,002,522	$11,782,942
Shares repurchased	612,283	1,542,087
Average price per share (including commission)	$9.80	$7.79
Weighted average discount to NAV	10.27%	10.85%

7. INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued investment advisory fees totaling $1,605,215 to the Adviser for the six months ended June 30, 2026. The Adviser has agreed to waive operating expenses (excluding: (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) taxes; and (iv) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund to 1.20% of the Fund’s daily net assets for the month. Fees waived are not subject to recoupment. During the six months ended June 30, 2026, the Fund’s operating expenses did not exceed the threshold; therefore, no fees were waived.

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended June 30, 2026, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $34,631,145 and $57,748,899, respectively.

9. LENDING OF PORTFOLIO SECURITIES

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is equal to at least 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2026, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risk of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

19    |    June 30, 2026

Sprott Focus Trust
Notes to Financial Statements (Unaudited)	June 30, 2026

As of June 30, 2026, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$23,938,800	$1,653,040	$23,196,720	$24,849,760

The following table presents financial instruments, net of the related collateral received by the Portfolio as of June 30, 2026.

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount (not less than $0)
	Financial Instrument	Collateral Received(b)
$23,938,800	$—	$(23,938,800)	$—

(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2026, with a contractual maturity of overnight and continuous.

10. OTHER INFORMATION

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between June 30, 2026 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

20    |    June 30, 2026

Sprott Focus Trust
Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management USA, Inc. 320 Post Road, Suite 230, Darien, CT 06820.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director[1], Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since March 2021, Sprott Asset Management USA, Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	15	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	15	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	15	None
James R. Pierce, Jr. 1956	Director	Since 2015	Chairman of Marsh Global Energy and Power, since June 2025; Adviser to Gilbane Building Company; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2023.	15	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015	Managing Partner, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA, Inc. since October 2012; Former Chief Compliance Officer of Sprott Global Resource Investments Ltd. from October 2012 to December 2022.
Varinder Bhathal 1971	Treasurer	Since 2017	Chief Financial Officer of Sprott Asset Management LP since December 2018; Managing Partner, Chief Controller & Treasurer of Sprott Inc. since October 2017; Former Vice President, Finance of Sprott Inc., from December 2015 to October 2017.

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc., the parent company of Sprott Asset Management USA, Inc., the Fund’s Adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

21    |    June 30, 2026

Sprott Focus Trust
Notes to Performance and Other Important Information (Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2026 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2026 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

●	the Fund’s future operating results

●	the prospects of the Fund’s portfolio companies

●	the impact of investments that the Fund has made or may make
●	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

●	the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 10% of its outstanding common shares on June 5, 2026 until June 30, 2027. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2401 and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also available on the Fund’s website (www.sprottfocustrust.com).

22    |    June 30, 2026

Sprott Focus Trust
Notes to Performance and Other Important Information (Unaudited)

Distribution Information

The Fund’s managed distribution policy (“MDP”) is described at the beginning of this Report in the section titled “Managed Distribution Policy.” Under the MDP, the Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to reach the level of distributions called for under the MDP, the Fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

The 19(a) Notices containing the Fund’s most current distribution information as of June 30, 2026 (as required by certain exempted regulatory relief the Fund has received) are set forth in the Appendix to this Report.

Shareholders may participate in the Fund’s Dividend Reinvestment Plan. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash. A shareholder may terminate his or her participation in the Fund’s distribution reinvestment plan by contacting his or her broker.

23    |    June 30, 2026

Sprott Focus Trust
Board Review and Approval of Investment Advisory Agreement (Unaudited)

Board Approval of Investment Advisory Agreement for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 5, 2026, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interest of the Fund and its stockholders to renew the Amended Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Sprott Asset Management USA, Inc. (the “Adviser”).

In connection with the Board’s review of the Advisory Agreement, the Directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser provided the Board with, information about a variety of matters, including, without limitation, the following information:

●	nature, extent and quality of services to be provided by the Adviser, including background information on the qualifications and experience of key professional of the Adviser personnel that provide services to the Fund;

●	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

●	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

●	costs of the services provided, and profits realized by the Adviser; and

●	any economies of scale.

In connection with the Board’s review of the Advisory Agreement, the Independent Directors considered the matters set forth above along with the following information:

●	Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

●	Mr. George’s significant ownership and, thus, stake in the Fund; and

●	the Adviser’s experience in managing registered investment companies, private investment vehicles and separately managed accounts.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment adviser with respect to an advisory agreement and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreement. To assist the Board in its evaluation of the Advisory Agreement, the Independent Directors received materials in advance of the Board meeting from the Adviser. The Board reviewed statistical information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, including its Morningstar classification system. The Board focused on, among other things, the expense ratio components, including gross and net total expenses of the peer funds determined by Broadridge (the “Peer Group”) that were objectively selected by Broadridge pursuant to its proprietary methodology, as compared to the same information about the Fund. The Board was provided with a detailed description of the proprietary methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board applied its business judgment to determine whether the arrangement by and between the Fund and the Adviser is a reasonable business arrangement from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided

The Board reviewed materials provided by the Adviser related to the proposed renewal of the Advisory Agreement. The Board noted that the Adviser provides investment management services on a discretionary basis to its clients, which include individuals, institutions and private funds. The Board further noted that the Adviser was founded in 2005 and owned by Sprott U.S. Holdings, Inc., a wholly owned subsidiary of Sprott, Inc., a publicly traded company. The Board reviewed the credentials of the key investment personnel that would be responsible for servicing the Fund, noting that each had considerable experience in the asset management industry. The Board also considered the significant experience and background of senior management of the Adviser. The Board discussed the services that are provided to the Fund, which include portfolio management, research, compliance and analysis, and certain related administrative services. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory actions. The Board reviewed the best execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that based on the responses in this questionnaire and questions at the meeting, and their experience with the Adviser, they could expect the Adviser to continue to provide high quality service to the Fund and its shareholders.

24    |    June 30, 2026

Sprott Focus Trust
Board Review and Approval of Investment Advisory Agreement (Unaudited)

Investment Performance

The Board observed that the Fund outperformed the peer group, Morningstar category median and benchmark index, for the 1-year and 5-year time periods. The Board further noted that the Fund underperformed its benchmark index for the 3-year, 10-year and since inception time periods. The Fund outperformed the peer group median for the 3-year, 10-year and since inception periods and performed in-line with the Morningstar category median for the same periods. The Board considered the Adviser’s explanations noting that the Fund’s positions in SMID-cap value funds and growth-oriented strategies led to the strong performance over the 1-year time period. After further discussion, the Board concluded that the Adviser had the potential to continue to provide reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Fund’s advisory fee of 1.00% was on par with the peer group and Morningstar category medians, but slightly below the averages. The Board reviewed the Fund’s net expense ratio of 1.13% and noted it was below the peer group and Morningstar category averages and medians. After further discussion, the Board concluded that the advisory fee for the Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized a profit in managing the Fund. The Board acknowledged the effort required to maintain and manage the Fund’s complex investment program and determined the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund remain too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

25    |    June 30, 2026

Sprott Focus Trust

Appendix (Unaudited)

2026 19(a) Notices

The 19(a) Notices set forth in this Appendix may be found at https://sprott.com/investment-strategies/managed-equities/focus-trust/#secDistributions.

26    |    June 30, 2026

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc Suite 230, 320 Post Road Darien, Connecticut USA 06820 Tel: (203) 656-2400 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 27, 2026 to stockholders of record at the close of business on March 13, 2026 (ex-dividend on March 13, 2026). The price of shares issued for reinvestment will be determined on March 20, 2026.

Distribution Per Share
FUND	$0.1335

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV’’) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on March 27, 2026 and for 2026 year-to-date are as follows:

Estimated Allocations as of February 28, 2026

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$0.1335	$0.0416 (31.16%)	$0.0000 (0.00%)	$0.0919 (68.84%)	$0.0000 (0.00%)

Estimated Allocations for 2026 through February 28, 2026

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$0.1335	$0.0416 (31.16%)	$0.0000 (0.00%)	$0.0919 (68.84%)	$0.0000 (0.00%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 02/28/2026)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 02/28/2026)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 02/28/2026)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 02/28/2026)[4]
FUND	13.71%	4.73%	17.38%	1.18%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 28, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
[2]	The Annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2026.
[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2025 to February 28, 2026, assuming reinvestment of distributions paid.
[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2026 to February 28, 2026), as a percentage of the Fund’s NAV as of February 28, 2026.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA, Inc Suite 230, 320 Post Road Darien, Connecticut USA 06820 Tel: (203) 656-2400 Tel: (203) 636-0977

Notification of Sources of Distributions Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND) CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the “Fund” or “FUND”). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on June 29, 2026 to stockholders of record at the close of business on June 12, 2026 (ex-dividend on June 12, 2026). The price of shares issued for reinvestment will be determined on June 22, 2026.

Distribution Per Share
FUND	$0.1424

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund’s listing Exchange or the net asset value (“NAV”) per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund’s estimated sources of the distribution to be paid on June 29, 2026 and for 2026 year-to-date are as follows:

Estimated Allocations as of May 31, 2026

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$0.1424	$0.0359 (25.21%)	$0.0053 (3.72%)	$0.1012 (71.07%)	$0.0000 (0.00%)

Estimated Allocations for 2026 through May 31, 2026

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$0.2759	$0.0775 (28.09%)	$0.0053 (1.92%)	$0.1931 (69.99%)	$0.0000 (0.00%)

You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 05/31/2026)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 05/31/2026)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 05/31/2026)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 05/31/2026)[4]
FUND	11.70%	4.99%	20.50%	2.42%

[1]	Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
[2]	The Annualized Current Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2026.
[3]	Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2025 to May 31, 2026, assuming reinvestment of distributions paid.
[4]	The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2026 to May 31, 2026), as a percentage of the Fund’s NAV as of May 31, 2026.

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

www.sprott.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for the reporting period.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Not applicable for closed-end investment companies.

(b)	Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to this filing on Form N-CSR.

(a)(2)	Not applicable to this filing on Form N-CSR.

(a)(3)	Not applicable to this filing on Form N-CSR.

(a)(4)	Not applicable to this filing on Form N-CSR.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,2,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[4]
Month #1 January 01 to January 31, 2026	113,582	9.21	113,582	See note 4 below.
Month #2 February 01 to February 28, 2026	137,337	9.84	137,337	See note 4 below.
Month #3 March 01 to March 31, 2026	83,650	9.61	83,650	See note 4 below.
Month #4 April 01 to April 30, 2026	134,033	9.96	134,033	See note 4 below.
Month #5 May 01 to May 31, 2026	86,568	10.21	86,568	See note 4 below.
Month #6 June 01 to June 30, 2026	57,113	9.95	57,113	See note 4 below.
Total	612,283		612,283	See note 4 below.

1.	The share repurchase program was announced on November 20, 2020.
2.	The expiration date of the program was initially December 31, 2021. On June 5, 2026, the Board authorized an additional repurchase of up to 2,958,817 shares of Sprott Focus Trust for the period from June 8, 2026 through June 30, 2027. The Board has reauthorized additional purchases each June from 2021 to 2026.
3.	No plans have expired during the period.
4.	The number of shares to be repurchased by the Registrant is limited to 10% of the then outstanding shares.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable.

(2)	Not applicable to this filing on Form N-CSR.

(3)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.

(4)	Not applicable.

(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President (Principal Executive Officer)

Date:	September 4, 2026

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer (Principal Financial Officer)

Date:	September 4, 2026